UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 14, 2008

YINLIPS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52930	20-8057623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2929-31, NanGuang JieJia Building
No. 3037 Shen South-mid Road, FuTian District, ShenZhen, GuangDong, People’s Republic of China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-2601-8046

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 3.02, below, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On November 14, 2008, Yinlips Technology, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Zhao Zifeng, its Chief Executive Officer and Chairman of the Board, whereby Mr. Zhao purchased and the Company issued 6,500,000 shares of the Company’s common stock (the “Shares”) at a purchase price of $0.415 per share (the “Share Purchase”).

Pursuant to that certain Share and Warrant Cancellation Agreement dated as of October 17, 2008 by and between the Company and the shareholders and warrantholders of the Company prior to the share and warrant exchange transaction that closed on October 17, such shareholders to be known as the “Shareholders,” each of the Shareholders agreed to cancel 0.91867 shares of common stock and warrants to purchase 0.98943 shares of common stock held by each of them for each one (1) share of common stock purchased by Mr. Zhao pursuant to the Purchase Agreement. Accordingly, in connection with the purchase of the Shares by Mr. Zhao pursuant to the Purchase Agreement described above, the Company cancelled an aggregate of 5,971,390 shares of common stock and warrants to purchase 6,431,299 shares of common stock held by the Shareholders (the “Share and Warrant Cancellation”).

Upon the completion of the Share Purchase and the Share and Warrant Cancellation, the Company has issued and outstanding 7,690,795 shares of common stock, 4,473,583 shares of Series A Convertible Preferred Stock and warrants to purchase 965,091 shares of our common stock. Accordingly, Mr. Zhao currently owns approximately 53.4% of the Company’s issued and outstanding voting securities (which includes the shares of Series A Convertible Preferred Stock).

The People’s Republic of China (“PRC”) State Administration of Foreign Exchange, or “SAFE,” issued a public notice in November 2005, known as Circular 75, concerning the use of offshore holding companies controlled by PRC residents in mergers and acquisitions in China. This circular requires that (1) a PRC resident shall register with a local branch of the SAFE before he or she establishes or controls an overseas special purpose vehicle, or SPV, for the purpose of overseas equity financing (including convertible debt financing); (2) when a PRC resident contributes the assets of or his or her equity interests in a domestic enterprise to an SPV, or engages in overseas financing after contributing assets or equity interests to an SPV, such PRC resident must register his or her interest in the SPV and any changes in such interest with a local branch of the SAFE; and (3) when the SPV undergoes a material change outside of China, such as a change in share capital or merger or acquisition, the PRC resident shall, within 30 days from the occurrence of the event that triggers the change, register such change with a local branch of the SAFE. In addition, SAFE issued updated internal implementing rules, or the Implementing Rules in relation to Notice 75. The Implementing Rules were promulgated and became effective on May 29, 2007. Such Implementing Rules provide more detailed provisions and requirements regarding the overseas investment foreign exchange registration procedures. However, even after the promulgation of Implementing Rules there still exist uncertainties regarding the SAFE registration for PRC residents’ interests in overseas companies.

In connection with the Purchase Right, Mr. Zhao made a SAFE registration with respect to his investment in the Company - however, as of the date hereof, such registration has not been approved and there can be no assurance that it will be approved. If Mr. Zhao's SAFE registration is not approved or if any other PRC resident stockholder fails to make the required SAFE registration, the onshore PRC subsidiaries of that offshore company may be prohibited from distributing their profits and the proceeds from any reduction in capital, share transfer or liquidation to the offshore entity. Failure to comply with the SAFE registration and amendment requirements described above could result in liability under PRC laws for evasion of applicable foreign exchange restrictions. Because of uncertainty in how the SAFE notice will be interpreted and enforced, we cannot be sure how it will affect our business operations or future plans. For example, the ability of Yinlips Digital Technology (Shenzhen) Co., Ltd., a company organized in the PRC and a wholly-owned subsidiary of the Company (“Shenzhen Yinlips”), to conduct foreign exchange activities, such as the remittance of dividends and foreign currency-denominated borrowings, may be subject to compliance with the SAFE notice by Mr. Zhao and any other of our PRC resident beneficial holders over whom we have no control. In addition, we cannot assure you that either Mr. Zhao or any other such PRC residents will be able to complete the necessary approval and registration procedures required by the SAFE regulations. Failure by Mr. Zhao or any other PRC resident beneficial holder to register as required with the relevant branch of SAFE could subject these PRC resident beneficial holders to fines or legal sanctions, restrict our overseas or cross-border investment activities, limit Shenzhen Yinlips’ ability to make distributions or pay dividends or affect our ownership structure, which could adversely affect our business and prospects.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 5.01    Changes in Control of Registrant.

The information in Item 3.02, above, is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Common Stock Purchase Agreement dated November 14, 2008 by and between Yinlips Technology, Inc. and Zhao Zifeng.

10.2
Share and Warrant Cancellation Agreement dated October 17, 2008 entered into by and between the Registrant and the Shareholders (incorporated by reference from Exhibit 10.6 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YINLIPS TECHNOLOGY, INC.
Date: November 14, 2008
By: /s/ Zhao Zifeng
Name: Zhao Zifeng
Title: Chief Executive Officer